UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A12B

          FOR REGISTRATIONOF CERTAIN CLASSES OF SECURITIES PURSUANT TO
           SECTION 12(b) or (g) OF THE SECURITIES EXCHANGE ACT OF 1934


                           DARLING INTERNATIONAL INC.

             (Exact name of registrant as specified in its charter)

Delaware                                                     36-2495346
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                             Identification
                                                              Number)
251 O'Connor Ridge Blvd.
Suite 300
Irving, Texas                                                75038
(Address of principal executive offices)                     (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


       Title of each class                    Name of each exchange on which
       to be so registered                    each class is to be registered
----------------------------------           --------------------------------

  common stock, par value $0.01                   American Stock Exchange



If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]


If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]


Securities to be registered pursuant to Section 12(g) of the Act:


                                      None

                                       -Pg 1-

                   DARLING INTERNATIONAL INC. AND SUBSIDIARIES
                                    FORM 8-A12B



ITEM 1.         DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The  information  required  by Item 1 is set forth  under  the  caption
"Description of Capital Stock" in the Final Prospectus forming a part of Amendment No. 1 to the Registrant's Registration Statement on Form S-1
(Registration Number 33-79478), filed on July 15, 1994, pursuant to the Securities Act of 1933, as amended, which description is incorporated herein by reference.


ITEM 2.  EXHIBITS.


   99.1 Amendment No. 1, previously filed on July 15, 1994, to the Registration Statement on Form S-1 (Registration No. 33-79478),
          previously  filed  on  May  27,  1994,  and  incorporated   herein  by
          reference.

   13.1   Annual  Report on Form  10-K  (File No.  0-24620)  for the year  ended
          December  28,  1996,   previously   filed  on  March  27,  1997,   and
          incorporated herein by reference.

   13.2 Quarterly Report on Form 10-Q (File No. 0-24620) for the quarter ended March 29, 1997, previously filed on May 13, 1997, and incorporated herein by reference.

   13.3 Quarterly Report on Form 10-Q (File No. 0-24620) for the quarter ended June 28, 1997, previously filed on August 12, 1997, and incorporated herein by reference.

   99.2 Notice of Annual Meeting and Proxy Statement, previously filed on April 25, 1997, and incorporated herein by reference.

    3.1 Amended and Restated Bylaws, dated March 31, 1995, and incorporated herein by reference to Exhibit 3.2 of the Registrant's Quarterly Report on Form 10-Q (File No. 0-24620) for the quarter ended June 28, 1997, previously filed on August 12, 1997.

    3.2 Restated Articles of Incorporation, dated December 28, 1993, and incorporated herein by reference to Exhibit 3.1 of the Registrant's
          Registration Statement on Form S-1 (Registration No. 33-79478), previously filed on May 27, 1994.

    4.1   Specimen of Common Stock certificate.

   99.3   1996 Annual Report to Stockholders.


                                       -Pg 2-

                                   SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                           DARLING INTERNATIONAL INC.
                                   Registrant



Date:   September 3, 1997              By:  /s/  Dennis B. Longmire
                                          -------------------------
                                               Dennis B. Longmire
                                               Chairman and
                                               Chief Executive Officer



Date: September 3, 1997                By:   /s/  John R Witt
                                           ---------------------------------
                                                John R. Witt
                                                Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)

                                      -Pg 3-

                   DARLING INTERNATIONAL INC. AND SUBSIDIARIES
                                    FORM 8-A12B



                                INDEX TO EXHIBITS

Exhibits No.     Description                                               Page


 99.1 Amendment No. 1, previously filed on July 15, 1994, to the Registration Statement on Form S-1 (Registration No. 33-79478), previously filed on May 27, 1994, and incorporated herein by reference.

 13.1 Annual Report on Form 10-K (File No. 0-24620) for the year ended December 28, 1996, previously filed on March 27, 1997, and incorporated herein by reference.

 13.2 Quarterly Report on Form 10-Q (File No. 0-24620) for the quarter ended March 29, 1997, previously filed on May 13, 1997, and incorporated herein by reference.

 13.3 Quarterly Report on Form 10-Q (File No. 0-24620) for the quarter ended June 28, 1997, previously filed on August 12, 1997, and incorporated herein by reference.

 99.2 Notice of Annual Meeting and Proxy Statement, previously filed on April 25, 1997, and incorporated herein by reference.

  3.1 Amended and Restated Bylaws, dated March 31, 1995, and incorporated herein by reference to Exhibit 3.2 of the Registrant's Quarterly Report on Form 10-Q (File No. 0-24620) for the quarter ended June 28, 1997, previously filed on August 12,
        1997.

  3.2 Restated Articles of Incorporation, dated December 28, 1993, and incorporated herein by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (Registration No. 33-79478), previously filed on May 27, 1994.

  4.1   Specimen of Common Stock certificate.                              5

 99.3   1996 Annual Report to Stockholders.                                7


                                       -Pg 4-